NUVEEN STRATEGY AGGRESSIVE GROWTH ALLOCATION FUND

NUVEEN STRATEGY GROWTH ALLOCATION FUND

NUVEEN STRATEGY BALANCED ALLOCATION FUND

NUVEEN STRATEGY CONSERVATIVE ALLOCATION FUND

SUPPLEMENT DATED MAY 31, 2011

TO THE PROSPECTUS DATED MARCH 21, 2011

James A. Colon has been appointed co-portfolio manager of each fund. David R. Cline remains portfolio manager of each fund.

James A. Colon, CFA , is Vice President, Portfolio Manager and Senior Quantitative Analyst for Nuveen Asset Management and Nuveen HydePark Group, LLC and Nuveen Asset Management, LLC. His responsibilities include portfolio management, risk management and research, with a specific focus on asset allocation strategies. Prior to his current position, Mr. Colon was a Vice President and Portfolio Manager at Nuveen Investment Solutions (“NIS”), where he managed the quantitative analysis underlying NIS’s asset allocation, alternative investment research, and risk management methods. Mr. Colon is a member of the CFA Institute, the CFA Society of Chicago, and the International Association of Financial Engineers.

In the section entitled How We Manage Your Money, under More About Our Investment Strategies, Investment Process, the fourth sentence is revised to read:

The Asset Allocation committee is currently comprised of: William T. Huffman, CPA, President of Nuveen Asset Management; David A. Chalupnik, CFA, Head of Equities; Keith B. Hembre, CFA, Chief Economist and Chief Investment Strategist; John V. Miller, CFA, Co-Head of Fixed Income; Tony A. Rodriguez, Co-Head of Fixed Income; Thomas S. Schreier, Jr., Vice Chairman of Wealth Management for Nuveen Investments; and John G. Wenker, Head of Real Assets.

PLEASE KEEP THIS WITH YOUR

FUND’S PROSPECTUS

FOR FUTURE REFERENCE

MGN-FAAP-0511P